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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                          DATE OF REPORT MARCH 25, 1998





                            RFS HOTEL INVESTORS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          TENNESSEE                      0-22164                62-1534743
          ---------                      -------                ----------
 (State or other jurisdiction         (Commission             (IRS Employer
       of incorporation)              File Number)         Identification No.)



                            850 RIDGE LAKE BOULEVARD
                                    SUITE 220
                            MEMPHIS, TENNESSEE 38120
                            (Address and zip code of
                          principal executive offices)





       Registrant's telephone number, including area code: (901) 767-7005



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ITEM 5.  OTHER EVENTS.

         This report contains as exhibits (1) the form of Underwriting Agreement between RFS Hotel Investors, Inc., RFS Partnership, L.P., and J.C. Bradford & Co. in connection with the sale of 547,946 shares of the Company's common stock, $.01 par value per share, pursuant to the Company's Prospectus Supplement dated March 25, 1998, to a base Prospectus dated July 30, 1996, included as part of a Registration Statement on Form S-3 (No. 333-3307) filed with the Securities and Exchange Commission on May 8, 1996 and as amended on July 23, 1996 (the "Registration Statement") and (b) the tax opinion incorporated by reference as
Exhibit 8.1 to the Registration Statement.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibits.

         The following exhibits are filed herewith:

           Exhibit       Description
           -------       -----------
           1.1           Underwriting Agreement between RFS Hotel
                         Investors, Inc. RFS Partnership, L.P. and
                         J.C. Bradford & Co.

           8.1           Opinion of Hunton & Williams as to Tax Matters




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on behalf by the undersigned thereunto duly authorized.

                                       RFS HOTEL INVESTORS, INC.
                                              (REGISTRANT)



                                       BY: /S/ MICHAEL J. PASCAL
                                           ---------------------------------
                                           MICHAEL J. PASCAL
                                           SECRETARY, TREASURER AND
                                           CHIEF FINANCIAL OFFICER

Date:  March 26, 1998


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                                  EXHIBIT INDEX

Exhibit           Description
-------           -----------
1.1               Underwriting Agreement between RFS Hotel Investors, Inc.,
                  RFS Partnership, L.P., and J.C. Bradford & Co.

8.1               Opinion of Hunton & Williams as to Tax Matters